UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of MRC Global Inc. (the “Company”) was held on Thursday, May 29, 2025, as a virtual, on-line meeting. The results of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth below:

Item I. Election of Directors. Stockholders elected each of the persons named below as Directors to hold office until the 2026 annual meeting of stockholders, or until their successors are elected and qualified, or their earlier retirement, removal or death:

	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
Deborah G. Adams	75,503,907	96.76	2,531,069	3.24	3,702,207
Leonard M. Anthony	73,580,910	94.29	4,454,066	5.71	3,702,207
George John Damiris	71,173,699	91.21	6,861,277	8.79	3,702,207
David A. Hager	74,427,678	95.38	3,607,298	4.62	3,702,207
Ronald L. Jadin	73,246,523	93.86	4,788,453	6.14	3,702,207
Dr. Anne McEntee	76,046,865	97.45	1,988,111	2.55	3,702,207
Robert J. Saltiel, Jr.	77,738,862	99.62	296,114	0.38	3,702,207
Daniel B. Silvers	72,231,618	92.56	5,803,358	7.44	3,702,207

Item II. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth in the immediately following table:

Votes Cast For:	71,551,906	91.69%
Votes Cast Against:	6,375,798	8.17%
Abstentions:	107,272
Broker Non-Votes:	3,702,207

Item III. Approval of Advisory Recommendation on Frequency of Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the holding of an advisory vote on the compensation of the Company’s named executive officers every year as follows:

Votes Cast For Every Year (1 Year):	73,138,323	93.72%
Votes Cast For Every 2 Years:	2,756	0.00%
Votes Cast For Every 3 Years:	4,780,317	6.13%
Abstentions:	113,580
Broker Non-Votes:	3,702,207

Item IV. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the year ending December 31, 2025 as set forth in the immediately following table:

Votes Cast For:	80,060,849	97.95%
Votes Cast Against:	1,493,000	1.83%
Abstentions:	183,334
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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